UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

ProFrac Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41388	87-2424964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Shops Boulevard, Suite 301 Willow Park, Texas	76087
(Address of principal executive offices)	(Zip Code)

(254) 776-3722

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, par value $0.01 per share	ACDC	The Nasdaq Global Select Market
Warrants, each 124.777 warrants exercisable for one share of Class A common stock at an exercise price of $717.47 per share	ACDCW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE: On November 1, 2022, ProFrac Holding Corp., a Delaware corporation (“ProFrac” or the “Company”), filed a Current Report on Form 8-K (the “Original Filing”) with the U.S. Securities and Exchange Commission (the “SEC”) to report the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of June 21, 2022, by and among ProFrac, U.S. Well Services, Inc., a Delaware corporation (“USWS”), and Thunderclap Merger Sub I, Inc., a Delaware corporation and an indirect subsidiary of ProFrac. This Current Report on Form 8-K/A amends and supplements the Original Filing. This Amendment continues to speak as of the date of the Original Filing, and the Company has not updated the disclosures contained therein to reflect any events that occurred at a later date.

Item 9.01	Financial Statements and Exhibits.

Financial Statement of Businesses Acquired and Pro Forma Financial Information.

The Company has previously reported, in the Company’s Registration Statement on Form S-4 (File No.: 333-267168) (the “Registration Statement”) filed by ProFrac with the SEC on August 30, 2022, as amended by Amendment No. 1 to the Registration Statement filed by ProFrac with the SEC on September 22, 2022, substantially the same financial information as the Company otherwise would have been required to report by Item 9.01(a) and 9.01(b) of Form 8-K, including without limitation:

•	The audited financial statements, including notes thereto, of USWS for the fiscal years ended December 31, 2020 and 2021;

•	The unaudited interim financial statements, including notes thereto, of USWS for the six months ended June 30, 2022; and

•	The unaudited pro forma financial information, including notes thereto, of the Company for the year ended December 31, 2021 and the six months ended June 30, 2022.

Pursuant to instruction B.3. of Form 8-K, if a registrant previously has reported substantially the same information as required by this form, the registrant need not make an additional report of the information on this form. As a result, the Company will not be required to report any further financial information pursuant to Item 9.01 of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFRAC HOLDING CORP.

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

Date: November 23, 2022